UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 4, 2006


                                  BIONOVO, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction if incorporation)


       000-50073                                                 87-0576481
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


           5858 Horton Street, Suite 375, Emeryville, California 94608
                    (Address of principal executive offices)

                                 (510) 601-2000
              (Registrant's telephone number, including area code)

                                       N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As previously reported on our Form 8-K dated May 25, 2005, effective May 25, 2005 Madsen & Associates, CPA's Inc. was dismissed as our independent auditor and Stonefield Josephson, Inc. was engaged as our then independent auditor.

On January 4, 2006, we decided to engage a new auditing firm, Pohl, McNabola, Berg & Company, LLP, as our independent registered public accounting firm to audit our financial statements. Our Audit Committee and Board of Directors recommended and approved the change of accountants. Accordingly, Stonefield Josephson, Inc. was dismissed on January 4, 2006. The decision to change accountants was determined by our Audit Committee and Board of Directors to be in our best interests at the current time.

Stonefield Josephson, Inc. was originally engaged as the auditor of record of the registrant effective May 25, 2005. Since May 25, 2005 and through the date we dismissed Stonefield Josephson, Inc., there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Stonefield Josephson's report on our financial statements for either of the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals.

We provided Stonefield Josephson, Inc. with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Stonefield Josephson, Inc. is attached hereto as Exhibit 16.1.

We have engaged the firm of Pohl, McNabola, Berg & Company, LLP as of January 4, 2006. During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, Pohl, McNabola, Berg & Company, LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BIONOVO, INC.

Date: January 6, 2006
                                              By:    /s/ James P. Stapleton
                                              Name:  James P. Stapleton
                                              Title: Chief Financial Officer
                                                     Principal Financial Officer